DETAIL OF SIGNIFICANT STATEMENT OF FINANCIAL POSITION AND STATEMENT OF COMPREHENSIVE INCOME CAPTIONS, Cash and Cash Equivalents (Details) - ARS ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Cash and cash equivalents [Abstract]
Cash and banks	$ 11,982,522	$ 55,064,771
UT Cash and banks	1,005	308
Mutual funds in local market	84,626,165	23,306,406
Interest-bearing accounts	707,496,836	523,153
Total	$ 804,106,528	$ 78,894,638	$ 18,904,419	$ 26,663,639